UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C. 20549
	________________________________________



	FORM 8-K



	CURRENT REPORT
	PURSUANT TO SECTION 13 OR 15(d) OF THE
	SECURITIES EXCHANGE ACT OF 1934


	Date of Report (Date of earliest event reported) April 23, 1998


	THE MONTANA POWER COMPANY
	(Exact name of registrant as specified in its charter)


           Montana	  1-4566	    81-0170530
(State or other jurisdiction	(Commission	(IRS Employer
     of incorporation)	File Number)	Identification No.)


	40 East Broadway, Butte, Montana 59701
	(Address of principal executive offices) (zip code)

	Registrant's telephone number, including area code (406) 723-5421

	Exhibit Index is found on page 4.


ITEM 5.	Other Events

	First Quarter Financial Results

	The Montana Power Company reported consolidated net income of $0.64 per share for the quarter ended March 31, 1998, compared to first-quarter earnings of $0.83 per share a year earlier.

For the quarter, Utility earnings were 34 cents a share compared to 52 cents in the first quarter of 1997, while Nonutility earnings were 30 cents a share compared to 31 cents a year earlier.

The Utility was adversely affected by winter's El Nino weather patterns, which had a compound effect in the company's Montana service territory. First, winter weather in the primary heating months of January and February was 9 percent warmer than normal, reducing the natural gas utility's earnings by 4 cents per share. And because normal winter moisture was pushed further south, there was a significant reduction in hydro-electric generation capability.

The combination of reduced hydro output and commencement of a long-term seasonal power-purchase agreement reduced the electric utility's performance by 9 cents per share. A timing difference on natural gas utility restructuring costs reduced net income by 4 cents a share.

The earnings improvements by Touch America nearly offset the impact of an $8.2 million (15 cents per share) decrease in Nonutility income resulting primarily from reduced volumes and prices for oil and natural gas as well as 5 cents from a non-recurring asset sale.

	For comparative purposes, the following table shows the breakdown of consolidated basic net income per share by principal business segment.


	Quarter Ended
	March 31,	March 31,
		1998			1997

	Utility Operations	$	0.34	$	0.52
	Nonutility Operations		0.30		0.31
		Consolidated	$	0.64	$	0.83


	Twelve Months Ended
	March 31,	March 31,
		1998			1997

	Utility Operations	$	0.91	$	1.14
	Nonutility Operations		1.18		1.02
		Consolidated	$	2.09	$	2.16

ITEM 7.	Exhibits

99a	Consolidated Statements of Income for the Quarters Ended March 31, 1998
and 1997 and for the Twelve Months Ended March 31, 1998 and 1997.

99b	Utility Operations Schedule of Revenues and Expenses for the Quarters
Ended March 31, 1998 and 1997 and for the Twelve Months Ended March 31,
1998 and 1997.

99c	Nonutility Operations Schedule of Revenues and Expenses for the Quarters
Ended March 31, 1998 and 1997 and for the Twelve Months Ended March 31,
1998 and 1997.




	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

		THE MONTANA POWER COMPANY
	(Registrant)

	By /s/ J. P. Pederson
		J. P. Pederson
	Vice President and Chief
	Financial and Information
	Officer

Dated:  April 23, 1998


	Exhibit Index

Exhibit	Page

99a	Consolidated Statement of Income for the Quarters Ended
March 31, 1998 and 1997 and for the Twelve Months Ended
March 31, 1998 and 1997.  	 5

99b	Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended March 31, 1998 and 1997 and for the Twelve
Months Ended March 31, 1998 and 1997.	 6

99c	Nonutility Operations Schedule of Revenues and Expenses for
the Quarters Ended March 31, 1998 and 1997 and for the Twelve
Months Ended March 31, 1998 and 1997.	7-8


Exhibit 99a

THE MONTANA POWER COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME

		Quarter Ended	Twelve Months Ended
			March 31,			March 31,
			1998		1997		1998		1997
			Thousands of Dollars
REVENUES		$	298,531	$	281,370	$	1,040,758	$	989,855

EXPENSES:
	Operations		132,908	103,784	447,038	385,082
	Maintenance		19,782	19,275	81,448	72,058
	Selling, general and administrative		29,367	27,806	119,003	107,738
	Taxes other than income taxes		25,525	25,094	95,889	89,787
	Depreciation, depletion and amortization			27,086		22,042		100,385		90,945
					234,668		198,001		843,763		745,610

	INCOME FROM OPERATIONS		63,863	83,369	196,995	244,245

INTEREST EXPENSE AND OTHER INCOME:
	Interest		14,504	12,563	56,605	49,347
	Distributions on mandatorily redeemable
		preferred securities of subsidiary trust		1,373	1,373	5,496	1,373
	Other (income) deductions - net			(1,729)		(4,817)		(31,071)		(7,969)
					14,148		9,119		31,030		42,751

INCOME TAXES			13,848		28,045		47,673		76,218

NET INCOME			35,867		46,205		118,292		125,276
DIVIDENDS ON PREFERRED STOCK			923		923		3,690		7,474

NET INCOME AVAILABLE FOR COMMON STOCK		$	34,944	$	45,282	$	114,602	$	117,802

AVERAGE NUMBER OF COMMON SHARES
	OUTSTANDING (000)			54,875		54,634		54,709		54,632

BASIC EARNINGS PER SHARE OF COMMON STOCK		$	0.64	$	0.83	$	2.09	$	2.16

FULLY DILUTED EARNINGS PER SHARE OF COMMON STOCK		$	0.64	$	0.83	$	2.09	$	2.16


	Exhibit 99b

UTILITY OPERATIONS

		Quarter Ended	Twelve Months Ended
			March 31,			March 31,
			1998		1997		1998		1997
			Thousands of Dollars
ELECTRIC UTILITY:

REVENUES:
	Revenues		$	116,798	$	122,008	$	430,776	$	431,974
	Intersegment revenues			996		1,337		4,344		5,102
					117,794		123,345		435,120		437,076

EXPENSES:
	Power supply		39,967	35,845	145,912	130,586
	Transmission and distribution		8,584	9,317	36,010	35,468
	Selling, general and administrative		13,316	13,510	51,845	50,897
	Taxes other than incomes taxes		12,097	12,829	46,692	46,680
	Depreciation and amortization			13,185		12,756		52,103		50,146
						87,149		84,257		332,562		313,777

 	INCOME FROM ELECTRIC OPERATIONS			30,645		39,088		102,558		123,299

NATURAL GAS UTILITY:

REVENUES:
	Revenues (other than gas supply cost revenues)		26,666	40,228	91,658	110,122
	Gas supply cost revenues		14,378	6,852	24,661	17,522
	Intersegment revenues			130		233		485		675
				41,174	47,313	116,804	128,319

EXPENSES:
	Gas supply costs		14,378	6,852	24,661	17,522
	Other production, gathering and exploration		645	2,533	6,386	9,297
	Transmission and distribution		3,635	3,487	13,780	13,797
	Selling, general and administrative		4,558	4,263	18,407	17,134
	Taxes other than income taxes		3,372	4,254	14,976	15,837
	Depreciation, depletion and amortization			2,204		3,128		11,015		12,474
					28,792		24,517		89,225		86,061

	INCOME FROM GAS OPERATIONS		12,382	22,796	27,579	42,258

INTEREST EXPENSE AND OTHER INCOME:
	Interest		13,445	12,138	53,497	47,061
	Distributions on mandatorily redeemable
		preferred securities of subsidiary trust		1,373	1,373	5,492	1,373
	Other (income) deductions - net			(116)		(755)		(6,489)		(662)
				14,702	12,756	52,500	47,772

INCOME BEFORE INCOME TAXES		28,325	49,128	77,637	117,785

INCOME TAXES			8,456		20,209		23,890		47,869

DIVIDENDS ON PREFERRED STOCK			923		923		3,690		7,474

UTILITY NET INCOME AVAILABLE FOR COMMON STOCK		$	18,946	$	27,996	$	50,057	$	62,442

	Exhibit 99c

NONUTILTY OPERATIONS

		Quarter Ended	Twelve Months Ended
			March 31,			March 31,
			1998		1997		1998		1997
			Thousands of Dollars
COAL:

REVENUES:
	Revenues		$	43,426	$	42,371	$	168,677	$	168,085
	Intersegment revenues			10,198		8,079		36,283		31,127
				53,624	50,450	204,960	199,212

EXPENSES:
	Operations and maintenance		31,765	29,708	121,141	118,031
	Selling, general and administrative		5,052	4,939	21,468	20,849
	Taxes other than income taxes		6,689	5,819	24,325	21,327
	Depreciation, depletion and amortization			2,736		1,166		10,614		6,004
					46,242		41,632		177,548		166,211

 	INCOME FROM COAL OPERATIONS		7,382	8,818	27,412	33,001

OIL AND NATURAL GAS:

REVENUES:
	Revenues			23,546		42,356		144,846		137,846
	Intersegment revenues			8,868		106		11,882		279
				32,414	42,462	156,728	138,125

EXPENSES:
	Operations and maintenance		20,636	24,469	114,432	83,795
	Selling, general and administrative		3,483	2,250	11,957	9,976
	Taxes other than income taxes		1,351	1,560	4,346	3,657
	Depreciation, depletion and amortization			5,377		4,300		17,999		17,427
						30,847		32,579		148,734		114,855

	INCOME FROM OIL AND NATURAL GAS
		OPERATIONS			1,567	9,883	7,994	23,270

INDEPENDENT POWER GROUP:

REVENUES:
	Revenues			18,576		17,198		72,310		72,803
	Earnings from unconsolidated investments			1,553		3,025		13,508		21,490
	Intersegment revenues			569		817		1,572		2,174
				20,698	21,040	87,390	96,467

EXPENSES:
	Operations and maintenance		18,673	15,904	66,606	63,566
	Selling, general and administrative		974	1,089		4,175	5,490
	Taxes other than income taxes		466	495	1,838	1,847
	Depreciation, depletion and amortization			919		305		3,389		3,314
						21,032		17,793		76,008		74,217

	INCOME (LOSS) FROM INDEPENDENT POWER OPERATIONS		$	(334)	$	3,247	$	11,382	$	22,250


	Exhibit 99c
NONUTILITY OPERATIONS

		Quarter Ended
	Twelve Months Ended
			March 31,			March 31,
			1998		1997
	1998		1997

	Thousands of Dollars
TELECOMMUNICATIONS:

REVENUES:
	Revenues		$	20,382	$	6,981	$	57,864	$	27,958
	Earnings from unconsolidated investments			2,080		23		2,492		72
	Intersegment revenues			251		181		867		614
					22,713	7,185	61,223	28,644

EXPENSES:
	Operations and maintenance		5,947	4,835	22,022	18,987
	Selling, general and administrative		2,207	1,635	8,415	5,839
	Taxes other than income taxes		1,245	136	3,402	437
	Depreciation, depletion and amortization			1,532		254		3,733		942
					10,931		6,860		37,572		26,205

 	INCOME FROM TELECOMMUNICATIONS OPERATIONS		11,782	325	23,651	2,439

OTHER OPERATIONS:

REVENUES:
	Revenues		31,045	252	32,897	1,112
	Intersegment revenues			62,808		290		66,442		936
					93,853	542	99,339	2,048

EXPENSES:
	Operations and maintenance		90,995	218	93,171	2,640
	Selling, general and administrative		982	980	7,907	1,043
	Taxes other than income taxes		304		310
	Depreciation, depletion and amortization			1,133		133		1,532		638
					93,414		1,331		102,920		4,321

INCOME (LOSS) FROM OTHER OPERATIONS		439		(789)	(3,581)	(2,273)

INTEREST EXPENSE AND OTHER INCOME:
	Interest			2,229		1,112		7,724		4,993
	Other (income) deductions - net			(2,783)		(4,750)		(29,192)		(10,014)
						(554)		(3,638)		(21,468)		(5,021)

INCOME BEFORE INCOME TAXES			21,390		25,122		88,326		83,708

INCOME TAXES			5,392		7,836		23,782		28,348

NONUTILITY NET INCOME AVAILABLE FOR COMMON STOCK		$	15,998	$	17,286	$	64,544	$	55,360